SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D. C.  20549

                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):
                          September 23, 1996


                      First Financial Holdings, Inc.
______________________________________________________________________________
             (Exact name of registrant as specified in charter)



Delaware                         0-17122                           57-0866076
______________________________________________________________________________
State or other jurisdiction    Commission                     I.R.S. Employer
of incorporation               File Number              I. D. number


        34 Broad Street, Charleston, South Carolina  29401
_____________________________________________________________________________
             (Address of principal executive offices)


                              (803) 529-5800
________________________________________________________________________________
            Registrant's telephone number (including area code)

Item 5.  Other Events

  On September 23, 1996, First Financial Holdings, Inc. announced that its Board of Directors had elected Paula Harper Bethea, Director of Client Relations and Development for Bethea, Jordan and Griffin, P.A. of Hilton Head, South Carolina, to the Board of Directors. She will also serve on the Board of First Federal of Charleston, a subsidiary of First Financial Holdings.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit (1).  Press release dated September 23, 1996.


                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FIRST FINANCIAL HOLDINGS, INC.


                                /s/ A. Thomas Hood
                                A. Thomas Hood
                                President and Chief Executive
                                Officer

Date:  September 24, 1996

                                Exhibit 1

                 Press release dated September 23, 1996

                                Contact:  Susan E. Baham
                                          Senior Vice President
                                          (803) 529-5601

                  FIRST FINANCIAL HOLDINGS ANNOUNCES
               BETHEA ELECTED TO THE BOARD OF DIRECTORS

Charleston, South Carolina (September 23, 1996) -- First
Financial Holdings, Inc. announced today that Paula Harper Bethea has been elected to serve on its Board of Directors. Ms. Bethea will also serve on the Board of Directors of First Federal of Charleston, a subsidiary of First Financial Holdings.

     Ms. Bethea is the Director, Client Relations and Development for Bethea, Jordan & Griffin, P. A. of Hilton Head, South Carolina. A native of Hampton County, Ms. Bethea is a graduate of the University of South Carolina. She has been a resident of Hilton Head Island since 1977. Currently she is Chairperson of the Board of Governors of United Way of America. She is a Board member and past Chairperson of United Way of South Carolina and past Chairperson of the Hilton Head Island Chamber of Commerce and a member of the Board and Executive Committee of the South Carolina Chamber of Commerce. In 1984, the Zonta Club chose her Woman of the Year and in 1985 she was recognized as Hilton Head Island Citizen of the Year. She served in 1991 on the State Chamber's Task Force for Restructuring State Government and was a member and a Subcommittee Chair of the Governor's Commission on Restructuring. In 1995, the South Carolina Jaycee's presented her with the Outstanding Young American for Community Service award and the Governor's office presented her with the South Carolina Women of Achievement Award. Governor Campbell presented The Order of the Palmetto, South Carolina's highest award for volunteer service, to her in 1992.

     D. Van Smith, Chairman of the Board of Directors, stated, "First Financial and First Federal of Charleston are very fortunate that Ms. Bethea has accepted our invitation to serve as a member of the Board of Directors. Her experience and significant contributions to government, business and national and state public service organizations will add great value to the strategic mission and vision of First Financial Holdings and First Federal of Charleston."

     First Financial Holdings, Inc., with assets of $1.5 billion, is the parent company of First Federal of Charleston and Peoples Federal of Conway. The Associations have a total of 32 offices in South Carolina located in the Charleston Metropolitan area and Horry, Georgetown, and Florence counties and a loan origination office in coastal North Carolina.

     The common stock of First Financial Holdings, Inc. is traded on the NASDAQ Stock Market under the symbol FFCH.